Forward Looking Statement This presentation contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," or similar expressions. In particular, this press release may contain forward- looking statements about Company expectations for future periods with respect to its plans to improve financial results and enhance the Company, the future of the Company’s end markets, Class 8 North America build rates, performance of the global construction equipment business, expected cost savings, enhanced shareholder value and other economic benefits of the consulting services, the Company’s initiatives to address customer needs, organic growth, the Company’s economic growth plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) general economic or business conditions affecting the markets in which the Company serves; (ii) the Company's ability to develop or successfully introduce new products; (iii) risks associated with conducting business in foreign countries and currencies; (iv) increased competition in the medium and heavy-duty truck, construction, aftermarket, military, bus, agriculture and other markets; (v) the Company’s failure to complete or successfully integrate strategic acquisitions; (vi) the impact of changes in governmental regulations on the Company's customers or on its business; (vii) the loss of business from a major customer or the discontinuation of particular commercial vehicle platforms; (viii) the Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (ix) the Company’s ability to comply with the financial covenants in its revolving credit facility; (x) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives; (xi) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (xii) volatility and cyclicality in the commercial vehicle market adversely affecting us; and (xiii) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form 10- K for fiscal year ending December 31, 2015. There can be no assurance that statements made in this presentation relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements. pg | 1

$825M 2015 Sales 22 Facilities 9 Countries Global Presence pg | 2 North America 11 facilities Europe 5 facilities Asia-Pacific 6 facilities

Products Seats & Seating Systems Cabs and Sleeper BoxesWiper Systems, Mirrors & Controls Wire Harnesses & Controls Interior Trim pg | 3

$825 Million 2015 Sales pg | 4 78% 12% 10% Region N. America EMEA APAC 49% 18% 4% 1% 16% 12% End Market OEM Truck OEM Construction OEM Bus OEM Agriculture Aftermarket Other 41% 22% 19% 11% 7% Product Seats Trim Wire Harnesses Structures Wipers/Motors 20% 18% 11%8% 7% 6% 30% Customer Volvo Daimler Paccar Caterpillar Navistar John Deere All Other

2015 Business Segment Sales¹ 70% 15% 6% 2% 7% Global Truck and Bus $565 Million MD/HD Truck OEM Aftermarket/OES Bus OEMs Construction OEMs Other 5… 16% 14% 5% 3% 3% 7% Global Construction and Agriculture $272 Million Construction Aftermarket/OES Auto Truck Agriculture Military Other pg | 5 1. Before intercompany sales eliminations

Strategies to Improve the Core Operational Improvement Margin Impact 18% Fewer Sales pg | 6  Optimizing North American capacity utilization and facility footprint  Changes are announced and underway – complete by the end of 2017  Leveraging global buy, increasing standardization, and localizing supply  Institutionalizing Lean/Six Sigma  2016 goal 400 belts  To date, 447 belts granted  Investing in:  Dry Urethane process and material technology  Large tonnage injection molding  Trim design  Realigned executive leadership 18% Fewer Sales See appendix for reconciliation of GAAP to non-GAAP financial measures 18% Fewer Sales

 Winning next generation business  Launching seat, trim, and/or cab structures for most major North American Truck OEMs in 2017 and 2018  Landed next gen global off-road seat programs  Enhancing off-road equipment seating product line  Two phase product development for large and medium equipment  Launching foam in place seat line  Expanding in India  Developed modular driver seat for truck, bus and off-road vehicles  Winning with domestic customers – JCB, Eicher, Komatsu, and TATA  Established engineering center for global engineering support  Expanding into agriculture with seating, trim, and wire harnesses  Landed ~ $13 million in new agriculture business since 2015; ramping 2016-2017  Wire harnesses - $33 million in new business wins this year  Improved manufacturing capacity utilization and low cost flexibility  Growing off-road in Europe  Entering new markets – agriculture, truck (powertrain) and power generation  M&A  Actively reviewing opportunities pg | 7 Strategies for Growth

FINANCIAL UPDATE

Financial Results pg | 9 ACT outlook for medium and heavy duty truck production (000’s)* Class 8 Class 5-7 * Source: ACT Research See appendix for reconciliation of GAAP to non-GAAP financial measures

Business Segments¹ pg | 10 (Dollars in millions) Global Truck & Bus Global Construction & Agriculture Sales 112.1 68.5 Gross Profit 14.4 10.3 Margin 12.9% 15.0 % SG&A 5.6 4.8 Operating Income 8.5 5.5 Margin 7.6% 8.0 % Adjusted Operating Income 8.8 5.7 Margin 7.9% 8.3 % Three Months Ended June 30, 2016 1. Before intercompany sales eliminations See appendix for reconciliation of GAAP to non-GAAP financial measures

(Millions) 2013 2014 2015 LTM Q2 2016 Principal $ 235 Debt $ 250 $ 250 $ 235 $ 235 Interest 7.875% Cash 73 70 92 124 Due April 2019 Net Debt $ 177 $ 180 $ 143 $ 111 April 2016 Redemption 102% Post April 2016 Redemption7 100% EBITDA $ 27 $ 52 $ 56 $ 49 Leverage: Debt / EBITDA 9.3 X 4.8 X 4.2 X 4.8 X Commitment $ 40 Net Debt / EBITDA 6.6 X 3.5 X 2.6 X 2.3 X Availability $ 37 Letters of Credit $ 3 Liquidity: Accordion Feature $ 35 Cash $ 124 ABL $ 40 Less: LOC $ (3) Moody's B2 / Stable S&P B / Stable $ 161 Senior Secured Notes Asset Based Credit Facility Agency Ratings See appendix for reconciliation of GAAP to non-GAAP financial measures Capital Structure pg | 11 Capital Allocation: 1.) liquidity 2.) growth 3.) de-leverage 4.) return capital to shareholders

GAAP to Non-GAAP Reconciliation APPENDIX

GAAP to Non-GAAP Reconciliation Adjusted Operating Income Reconciliation pg | 13 2016 (Dollars in millions) Q2 FY Q2 Sales 217.6 825.3 178.2 Cost of Sales 188.1 714.5 153.9 Gross Profit 29.5 110.8 24.3 SG&A 17.6 71.5 15.6 Amortization 0.3 1.3 0.3 Operating Income 11.6 38.0 8.4 Margin 5.3% 4.6% 4.7 % Special Items: Restructuring 0.5 2.3 0.5 Adjusted Operating Income 12.1 40.3 8.9 Margin 5.5% 4.9% 5.0% 2015

EBITDA Reconciliation GAAP to Non-GAAP Reconciliation pg | 14 (Dollars in millions) 2013 2014 2015 LTM Q2 2016 Operating Income 6.4 33.7 38.0 32.2 Depreciation 19.0 16.7 16.4 16.0 Amortization 1.6 1.5 1.3 1.3 EBITDA 27.0 51.9 55.7 49.5

GAAP to Non-GAAP Reconciliation Business Segment Adjusted Operating Income Reconciliation pg | 15 Three Months Ended June 30, 2016 (Dollars in millions) Global Truck & Bus Global Construction & Agriculture Operating Income 8.5 5.5 Special Items Restructuring 0.3 0.2 Adjusted Operating Income 8.8 5.7 Margin 7.9% 8.3%